UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” and reflect the impact of the acquisition of Century Gaming Inc. (“Century”) on the historical financial statements of Accel Entertainment, Inc. (“Accel”). On June 1, 2022, Accel completed the acquisition of all outstanding equity interests of Century in exchange for $158.7 million in cash, which includes the repayment of $113.2 million of Century’s debt, and $5.6 million in shares, representing 515,622 of Accel’s shares at a price of $10.83 per share, subject to adjustments related to cash and working capital at closing (the “Acquisition”). The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 combines the historical audited consolidated statement of operations of Accel for the year ended December 31, 2021 and the historical unaudited statement of operations of Century for the year ended December 31, 2021, on a pro forma basis as if the business combination had been consummated on January 1, 2021. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 combines the historical unaudited condensed consolidated statement of operations of Accel for the three months ended March 31, 2022 and the historical unaudited condensed statement of operations of Century for the three months ended March 31, 2022, on a pro forma basis as if the business combination had been consummated on January 1, 2021. The unaudited condensed consolidated balance sheet dated June 30, 2022 included in the Form 10-Q filed with the SEC on August 9, 2022 reflects the impact of the Acquisition, and as such, Article 11 of Regulation S-X does not require the presentation of a pro forma balance sheet. The unaudited pro forma condensed combined statement of operations give effect to the following: • The acquisition of Century and the impact of preliminary purchase accounting for the acquired assets and assumed liabilities; • The reclassification of certain Century historical financial information to conform to Accel presentation; • The impact of additional financing and the repayment of Century’s debt resulting from the Acquisition; • The related income tax effects of the pro forma adjustments. The unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes: • The (a) historical audited consolidated financial statements of Accel as of and for the year ended December 31, 2021, included in Accel’s Annual Report on Form 10-K filed with the SEC on March 10, 2022 and incorporated by reference and (b) historical unaudited condensed consolidated statement of operations of Accel as of and for the three months ended March 31, 2022 included in Accel’s Quarterly Report on Form 10-Q filed with the SEC on May 4, 2022 and incorporated by reference; • The (a) historical audited financial statements of Century as of and for the fiscal year ended June 30, 2021 included elsewhere in this Form 8-K/A filed with the SEC on August 15, 2022 and (b) historical unaudited condensed financial statements of Century as of and for the nine months ended March 31, 2022 included elsewhere in this Form 8-K/A filed with the SEC on August 15, 2022 and incorporated herein by reference. Unaudited six month information ending June 30, 2021 from the historical audited financial statements of Century for the year ended June 30, 2021 is combined with six month information ending December 31, 2021 from the historical unaudited interim financial statements of Century to present a twelve month period. Unaudited three month information ending March 31, 2022 from the historical unaudited interim financial statements of Century is presented as a three month period. Additional information about the basis of presentation of this information is provided in Note 2 hereto. The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Acquisition as if it had been consummated on January 1, 2021. It has been prepared for informational purposes only and is subject to a number of uncertainties and assumptions as described in the accompanying notes. The historical consolidated statement of operations has been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events described above. The unaudited pro forma adjustments to the historical consolidated statement of operations are based on currently available information, and in many cases are based on estimates and management’s preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed. The assumptions underlying the pro forma adjustments are described in the accompanying notes to these unaudited pro forma statements of operations. Management believes such assumptions are reasonable under the circumstances and reflect the best currently available estimates and judgments. The actual purchase accounting assessment may vary based on the final analysis of the valuation of assets acquired and liabilities assumed, particularly with regards to finite-lived intangible assets and deferred tax assets and liabilities, which could be material. Accel will finalize the accounting for the Acquisition as soon as practicable within the measurement period in accordance with ASC 805, but in no event later than one year from the Acquisition date. The unaudited pro forma condensed combined statement of operations may not be indicative of Accel’s future performance and do not necessarily reflect what Accel’s results of operations would have been had these transactions occurred at the beginning of the period presented. Further, the unaudited pro forma condensed combined statement of operations does not purport to project the future operating results or financial position of Accel following the completion of the Acquisition. Additionally, the unaudited pro forma statements of operations do not reflect any potential revenue enhancements, anticipated synergies, operating efficiencies, or cost savings that may be achieved related to these transactions, nor do they reflect any potential costs or expenditures that may be required to achieve any possible synergies.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the year ended December 31, 2021 (in thousands, except share and per share data) Accel Entertainme nt, Inc. (Historical) Century gaming, Inc. (As Adjusted) (Note 3) Transaction Accounting Adjustments (Note 4) Notes Pro Forma Combined Revenues Net gaming 705,784 235,063 - 940,847 Manufacturing revenue - 8,905 - 8,905 Amusement 16,667 1,421 - 18,088 ATM fees and other revenue 12,256 20,189 - 32,445 Total net revenues 734,707 265,578 - 1,000,285 Operating expenses Cost of revenue (exclusive of depreciation and amortization expense shown below) 494,032 197,651 - 691,683 Cost of goods sold - 5,788 1,297 A 7,085 General and administrative 110,818 31,384 274 B 142,476 Depreciation and amortization of property and equipment and other intangibles 24,636 6,204 131 C 30,971 Amortization of route and customer acquisition costs and location contracts acquired 22,040 1,966 1,699 D 25,705 Other expenses, net 12,989 - - 12,989 Total Operating Expenses 664,515 242,993 3,401 910,909 Operating (loss) income 70,192 22,585 (3,401) 89,376 Interest expense, net 12,702 11,452 (8,293) E 15,861 (Gain)/Loss on change in fair value of contingent earnout shares 9,762 - - 9,762 (Gain)/Loss on debt extinguishment 1,152 - - 1,152 (Loss) income before income tax (benefit) expense 46,576 11,133 4,892 62,601 Income tax expense (benefit) 15,017 1,211 1,393 F 17,621 Net (loss) income 31,559 9,922 3,499 44,980 Net income per share: $ 0.34 $ 0.48 Basic 0.33 0.47 Diluted Weighted average shares: Basic 93,781 94,297 G Diluted 94,638 95,154 G See accompanying notes to the unaudited pro forma condensed combined statement of operations

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the three months ended March 31, 2022 (in thousands, except share and per share data) Accel Entertainment, Inc. (Historical) Century gaming, Inc. (As Adjusted) (Note 3) Transaction Accounting Adjustments (Note 4) Notes Pro Forma Combined Revenues Net gaming 188,462 57,329 - 245,791 Manufacturing revenue - 2,522 - 2,522 Amusement 4,990 379 - 5,369 ATM fees and other revenue 3,439 4,162 - 7,601 Total net revenues 196,891 64,392 - 261,283 Operating expenses Cost of revenue (exclusive of depreciation and amortization expense shown below) 132,620 49,277 - 181,897 Cost of goods sold - 1,352 - 1,352 General and administrative 31,119 8,150 - 39,269 Depreciation and amortization of property and equipment and other intangibles 5,841 1,721 (137) C 7,425 Amortization of route and customer acquisition costs and location contracts acquired 3,548 497 419 D 4,464 Other expenses, net 2,556 - - 2,556 Total operating expenses 175,684 60,997 282 236,963 Operating (loss) income 21,207 3,395 (282) 24,320 Interest expense, net 4,001 2,684 (1,892) E 4,793 (Gain)/Loss on change in fair value of contingent earnout shares (3,417) - - (3,417) (Loss) income before income tax (benefit) expense 20,623 711 1,610 22,944 Income tax expense (benefit) 4,835 150 459 F 5,444 Net (loss) income 15,788 561 1,151 17,500 Net income per share: Basic $ 0.17 $ 0.19 Diluted 0.17 0.19 Weighted average shares: Basic 92,993 93,509 G Diluted 93,741 94,257 G See accompanying notes to the unaudited pro forma condensed combined statement of operations

Note 1. Description of the Acquisition On June 1, 2022, Accel completed the acquisition of all outstanding equity interests of Century in exchange for $158.7 million in cash, which includes the repayment of $113.2 million of Century’s debt, and $5.6 million in shares, representing 515,622 of Accel’s shares at a price of $10.83 per share, subject to adjustments related to cash and working capital at closing. Note 2. Basis of the Pro Forma Presentation The unaudited pro forma condensed combined financial information and related notes are prepared in accordance with Article 11 of Regulation S-X and are intended to show how the transaction might have affected the historical financial statements. The accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021 and three months ended March 31, 2022 give pro forma effect to the acquisition as if it had been completed on January 1, 2021. The unaudited pro forma condensed combined statements of operations are based on the historical consolidated statements of operations of Accel and Century after giving effect to the Acquisition using the acquisition method of accounting, as well as certain reclassification and pro forma adjustments. Under this method of accounting, which is in accordance with U.S. GAAP, Accel is the accounting acquirer of Century and the purchase price for Century is allocated to the underlying assets acquired and liabilities assumed based on their respective fair values, with any excess purchase price allocated to goodwill. The preliminary purchase price allocation is reflected in the unaudited condensed financial statements of Century as of and for the three months ended June 30, 2022 included in Accel’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2022. The unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes: • The (a) historical audited consolidated financial statements of Accel as of and for the year ended December 31, 2021, included in Accel’s Annual Report on Form 10-K filed with the SEC on March 10, 2022 and incorporated by reference and (b) historical unaudited condensed consolidated statement of operations of Accel as of and for the three months ended March 31, 2022 included in Accel’s Quarterly Report on Form 10-Q filed with the SEC on May 4, 2022 and incorporated by reference; • The (a) historical audited financial statements of Century as of and for the fiscal year ended June 30, 2021 included elsewhere in this Form 8-K/A filed with the SEC on August 15, 2022 and (b) historical unaudited condensed financial statements of Century as of and for the nine months ended March 31, 2022 included elsewhere in this Form 8-K/A filed with the SEC on August 15, 2022 and incorporated herein by reference. Unaudited six month information ending June 30, 2021 from the historical audited financial statements of Century for the year ended June 30, 2021 is combined with six month information ending December 31, 2021 from the historical unaudited interim financial statements of Century to present a twelve month period. Unaudited three month information ending March 31, 2022 from the historical unaudited interim financial statements of Century is presented as a three month period. Both Accel’s and Century’s historical consolidated statements of operations were prepared in accordance with U.S. GAAP and are presented in U.S. dollars. In addition, Century’s historical unaudited consolidated statement of operations have been adjusted for certain reclassifications. Reclassifications have been made to Century’s historical financial information to conform to Accel’s financial statement presentation. Such reclassifications had no effect on Century’s previously reported financial results. As part of the integration process, Accel will continue to review Century’s accounting policies, including any differences between Accel’s and Century’s historical presentation of the statements of operations under U.S. GAAP. Management may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on Accel’s condensed combined statement of operations. See “Note 3 – Accounting Policies and Reclassification of Century Historical Statement of Operations” herein for additional information on the reclassifications. The pro forma adjustments presented in these unaudited pro forma condensed combined statements of operations represent management’s estimates based on information available as of the date of this Form 8-K/A and are subject to revision as further information is obtained. Accordingly, the pro forma adjustments for the business combination are preliminary and subject to further adjustment as additional information becomes available and the various analyses and other valuations are performed. Any adjustments may have a significant effect on total assets, total liabilities, total equity, operating expenses, and depreciation and amortization expenses and such results may be significant. Note 3. Accounting Policies and Reclassification of Century Historical Statement of Operations Statement of Operations accounting policy adjustments - The accounting policies used in the preparation of these unaudited pro forma condensed combined statement of operations are those set out in Accel’s Annual Report on Form 10-K for the year ended December 31, 2021. There were no significant adjustments necessary to conform Century’s statement of operations with Accel’s accounting policies. Statement of Operations reclassifications - Reclassification adjustments have been made to the historical presentation of Century to conform to the condensed consolidated statement of operations presentation of Accel for the unaudited pro forma condensed combined statement of operations. The reclassification adjustments to conform Century's statement of operations presentation to Accel 's condensed statement of operations presentation have no impact on net income and are summarized below for the year ended December 31, 2021 and the three months ended March 31, 2022 (in thousands):

For the Century financial year ended December 31, 2021 Financial Statement Line Items Century (Historical) Reclassification adjustment to conform Century to Accel presentation Century (As Adjusted) Revenues: Net gaming - 235,063 235,063 Manufacturing revenue - 8,905 8,905 Amusement - 1,421 1,421 ATM fees and other revenue - 20,189 20,189 Net win from gaming devices 230,790 (230,790) - Proprietary game fees 6,402 (6,402) - Sales 13,379 (13,379) - Other revenue 12,869 (12,869) - Operating expenses: Cost of revenue (exclusive of depreciation and amortization expense shown below) - 197,651 197,651 Gaming device locations’ rents and participation costs 194,127 (194,127) - Other gaming device route operation costs 3,741 (3,741) - Cost of goods sold 5,788 - 5,788 General and administrative - 31,384 31,384 Selling, general and administrative 30,786 (30,786) - Depreciation and amortization of property and equipment - 6,204 6,204 Depreciation and amortization 7,914 (7,914) - Amortization of route and customer acquisition costs and location contracts acquired - 1,966 1,966 Other (income) expense (1,501) 1,501 - Interest expense, net - 11,452 11,452 Interest income (2,927) 2,927 - Interest expense 14,379 (14,379) - Income tax expense (benefit) - 1,211 1,211 Tax expense 1,211 (1,211) - Net (loss) income 9,922 - 9,922

For the Century three months ended March 31, 2022 Financial Statement Line Items Century (Historical) Reclassification adjustment to conform Century to Accel presentation Century (As Adjusted) Revenues: Net gaming - 57,329 57,329 Manufacturing revenue - 2,522 2,522 Amusement - 379 379 ATM fees and other revenue - 4,162 4,162 Net win from gaming devices 57,205 (57,205) - Proprietary game fees 1,564 (1,564) - Sales 2,689 (2,689) - Other revenue 2,914 (2,914) - Operating expenses: Cost of revenue (exclusive of depreciation and amortization expense shown below) - 49,277 49,277 Gaming device locations’ rents and participation costs 48,505 (48,505) - Other gaming device route operation costs 844 (844) - Cost of goods sold 1,352 - 1,352 General and administrative - 8,150 8,150 Selling, general and administrative 7,911 (7,911) - Depreciation and amortization of property and equipment - 1,721 1,721 Depreciation and amortization 2,156 (2,156) - Amortization of route and customer acquisition costs and location contracts acquired - 497 497 Other (income) expense 208 (208) - Interest expense, net - 2,684 2,684 Interest income (712) 712 - Interest expense 3,397 (3,397) - Income tax expense (benefit) - 150 150 Tax Expense 150 (150) - Net income 561 - 561

Note 4. Business Combination Pro Forma Adjustments The pro forma adjustments to the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021 and the three months ended March 31, 2022 and consist of the following: (A) Reflects the impact of the amortization of the estimated step-up in value of inventory of $1.3 million for the year ended December 31, 2021. (B) Represents transaction costs in connection with the acquisition of Century of $0.3 million incurred after March 31, 2022. These transaction costs have been reflected as an adjustment to the condensed combined statement of operations for the year ended December 31, 2021. These transaction costs primarily represent legal fees, licensing fees, and other professional fees. (C) Reflects a. a decrease in depreciation of property and equipment of $1.4 million and $0.5 million for the year ended December 31, 2021 and the three months ended March 31, 2022, respectively. This adjustment is the result of the estimated $10.6 million fixed assets step-up resulting from the Acquisition, and the depreciation of the adjusted fair value over the remaining useful lives of the applicable asset classes estimated as follows: 6 years for gaming equipment, 7 years for leasehold improvements and office furniture and equipment, 4 years for motor vehicles and equipment, 3 years for computer hardware and software, 10 years for land improvements and building improvements, and 24 years for buildings; and b. an incremental amortization of $0.5 million for the year ended December 31, 2022 and $0.1 million for the three months ended March 31, 2022 related to acquired trade names recognized in connection with the Century acquisition. The estimated remaining useful life of the acquired trade names is 20 years; and c. the impact of the amortization of acquired software of $1.0 million for the year ended December 31, 2021 and $0.3 million for the three months ended March 31, 2022. The estimated remaining useful life of the acquired software is 8 years. (D) Reflects an incremental amortization of $1.7 million for the year ended December 31, 2021 and $0.4 million for the three months ended March 31, 2022 related to acquired location contracts and customer relationships recognized in connection with the Acquisition. The average remaining useful lives of the acquired customer contracts are estimated at 7 and 15 years. (E) Reflects the combined impact of the additional estimated interest expense of $3.2 million for the year ended December 31, 2021 and $0.8 million for the three months ended March 31, 2022 incurred by Accel as a result of additional drawdowns of debt to an existing line of credit in the amount of $112.7 million assuming an effective interest rate of 2.83%, offset by the reversal of interest expense in the amount of $11.5 million for the year ended December 31, 2021 and $2.7 million for the three months ended March 31, 2022 related to Century’s debt which was paid off as part of the Acquisition. (F) Reflects the income tax impact related to the pro forma adjustments. Tax-related adjustments are based upon a stated statutory tax rate of 28.49% This rate does not reflect Accel's effective tax rate, which includes other tax charges or benefits. (G) The weighted average basic and diluted share amounts used to compute the pro forma EPS were adjusted to include the 515,622 Accel treasury shares paid to the Century sellers as part of the consideration for the Acquisition.